SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 15, 1998
                                                           ------------


                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-20879                  95-4580642
          --------                     -------                  ----------
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                  Number)               Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 5. Other Events.
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     Press Release. The press release of the Registrant dated May 15, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.

     (c) Exhibits.

                                  Exhibit Index

Exhibit
Number            Description
------            -----------

99.1              Press release dated May 15, 1998.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18, 1998                     PYR ENERGY CORPORATION



                                        By:  /s/  Andrew P. Calerich
                                             -----------------------------------
                                             Andrew P. Calerich
                                             Chief Financial Officer